                                                                 EXHIBIT 10.10

                                                                     D R A F T

                           SECOND AMENDED AND RESTATED
                             SHAREHOLDERS' AGREEMENT




                                  April 7, 1998




                                      among

                         American Italian Pasta Company

                                       and

                           Certain of its Shareholders




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                                                                     D R A F T


         THIS SECOND AMENDED AND RESTATED SHAREHOLDERS' AGREEMENT dated as of April 7, 1998 ("Agreement") is by and among American Italian Pasta Company, a Delaware corporation (the "Company"), and each of the other signatories listed on the signature pages hereof.

                              W I T N E S S E T H:

         WHEREAS, the Company, The Morgan Stanley Leveraged Equity Fund II, L.P., a Delaware limited partnership ("MSLEF II"), Morgan Stanley Capital Partners III, L.P. ("MSCP"), Morgan Stanley Capital Investors, L.P. and MSCP III 892 Investors, L.P., each a Delaware limited partnership (collectively, the "MSCP Funds") and each of the other signatories hereto are parties to the Amended and Restated Shareholders Agreement dated as of October 6, 1997 (the "Amended Original Agreement");

         WHEREAS, the Shareholders (as defined below) presently own a number of shares of Class A common stock, par value $0.001 per share (the "Common Stock"), of the Company;

         WHEREAS, the MS Shareholders, the Company and certain stockholders expect to consummate the Offering (as defined herein) shortly following the date hereof;

         WHEREAS, in connection with the Offering, the Company and the Shareholders wish to further amend and restate in its entirety the Amended Original Agreement; and

         WHEREAS, the execution of this Agreement constitutes the consent of the Company and each of the Shareholders to the amendment and restatement of the Amended Original Agreement effective immediately after the Offering Closing (as defined below), thereby binding each Shareholder to this Agreement in accordance with Section 7.5 of the Amended Original Agreement.

         NOW, THEREFORE, in consideration of the mutual agreements and covenants hereinafter set forth, the parties hereto hereby agree as follows:


                                    ARTICLE 1
                                   DEFINITIONS

         1.1 Definitions. The following terms, as used in this Agreement, have the following meanings:

         "Adverse Person" means, as determined in the sole discretion of the Board, (i) any transferee that intends to cause, or is reasonably likely to cause, or whose ownership of Common



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                                                                     D R A F T

Stock would cause an adverse impact on the business, interests or prospects of the Company or (ii) any transferee that is a competitor or supplier of the Company or an Affiliate of any such competitor or supplier.

         "Affiliate" means, with respect to any Person, any other Person directly or indirectly controlling, controlled by, or under common control with such Person, provided that no shareholder of the Company shall be deemed an Affiliate of any other shareholder solely by reason of any investment in the Company. For the purpose of this definition, the term "control" (including with correlative meanings, the terms "controlling," "controlled by" and "under common control with"), as used with respect to any Person, shall mean the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of such Person, whether through the ownership of voting securities or by contract or otherwise.

         "Board" means the board of directors of the Company.

         "Business Day" means any day except a Saturday, Sunday or other day on which commercial banks in New York City are authorized by law to close.

         "Business Plan" has the meaning specified in Section 2.5(b) of this Agreement.

         "Bylaws" means the bylaws of the Company, as amended from time to time.

         "Certificate of Incorporation" means the Certificate of Incorporation of the Company, as amended from time to time.

         "Chairman" means the chairman of the board of directors of the Company.

         "Chief Executive Officer" means the chief executive officer of the Company.

         "Citicorp" means Citicorp Venture Capital, Ltd. or CCT III Partners,
L.P.

         "Code" means the Internal Revenue Code of 1986, as amended.

         "Common Stock" has the meaning specified in the recitals to this Agreement.

         "Director" means any member of the Board.

         "Disability" means the inability to perform such Management Shareholder's duties as an employee for a period of sixty consecutive days.

         "Disadvantageous Condition" has the meaning specified in Section 5.1(a) of this Agreement.


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                                                                     D R A F T




         "Exchange" means the New York Stock Exchange or such other stock exchange or quotation system on which the Common Stock is then listed or included.

         "Exchange Act" means the Securities Exchange Act of 1934, as amended.

         "Fully Diluted" means, with respect to Common Stock, all outstanding shares of Common Stock, shares of Common Stock issuable in respect of securities convertible into or exchangeable for Common Stock, and shares of Common Stock issuable upon exercise of stock appreciation rights or options, warrants and other rights to purchase or subscribe for Common Stock or securities convertible into or exchangeable for Common Stock.

         "Losses" means any losses, claims, damages, liabilities or expenses.

         "Management Shareholders" means Horst W. Schroeder, Timothy S. Webster, Jerry Dear, Mike Willhoite, David E. Watson, Darrel Bailey, Robert Evans, Norman Abreo and David B. Potter and each other employee of the Company who may become a party to this Agreement.

         "Management Shareholder Allotment" shall have the meaning given it in
Section 3.1(d).

         "Maximum Offering Size" has the meaning specified in Section 5.1(f) of this Agreement.

         "MS Permitted Transferee" means (i) any general or limited partner of any MS Shareholder (a "MS Partner"), and any corporation, partnership. Affiliated Employee Benefit Trust or other entity which is an Affiliate of any MS Partner (collectively, the "MS Affiliates"); (ii) any managing director, general partner, director, limited partner, officer or employee of a MS Shareholder or a MS Affiliate (collectively, "MS Associates"); (iii) the heirs, executors, administrators, testamentary trustees, legatees or beneficiaries of any MS Associate: and (iv) a trust, the beneficiaries of which, or a corporation, limited liability company or partnership, the shareholders, members or general or limited partners of which, include only MS Shareholders, MS Affiliates, MS Associates, their spouses or their lineal descendants.

         "MS Selling Shareholders" means, with respect to any registration of Registrable Stock under the Securities Act, the MS Shareholders who exercise their rights under Sections 5.1(a), 5.1(b) or 5.2 of this Agreement to have Registrable Stock included in such registration.

         "MS Shareholder" means, collectively, the MSCP Funds, MSLEF II and the MS Permitted Transferees.

         "Offering" means the offering of shares of Common Stock pursuant to Securities Act registration statement No. 333-_______.

         "Offering Closing" means the consummation of the Offering.

         "Offering Closing Date" means the date of the Offering Closing.

         "Permitted Transferee" means:

                  (i) For purposes of Section 3.3 only, any person (subject to Section 3.1(b)) (A) in an Underwritten Offering pursuant to Section 5.1, (B) in an open market sale in accordance with Rule 144, or (C) in a private transaction for cash;

                  (ii) spouses, parents, children, grandchildren, grandparents, brothers, sisters and spouses and children of brothers and sisters, and trusts if the majority of the beneficial

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                                                                     D R A F T




         interests are held by such persons (for purposes of this clause, Permitted Transferees shall include such relatives whether or not they were adopted); provided that no more that 5,000 Shares are transferred pursuant to this clause (ii) in any calendar year;

                  (iii) any charitable foundation or trust or a not-for-profit (all as determined under the Code) if the transferee does not give, directly or indirectly, any consideration for such transfer; provided that no more that 5,000 Shares are transferred pursuant to this clause
         (iii) in any calendar year;

                  (iv) the Company for payment of the exercise price of awards granted by the Company to such Management Shareholder pursuant to compensation plans adopted by the Company or for payment of the applicable taxes (federal, state and local) due to the Company upon exercise of such awards to the extent permitted by the pertinent compensation plan, the Board or a committee thereof; or

                  (v) as the Board may otherwise permit in its sole discretion.

         "Person" means an individual, corporation, partnership, limited liability company, association, trust or other entity or organization, including a government or political subdivision or an agency or instrumentality thereof.

         "Registrable Stock" means any Shares until the first to occur of (i) a registration statement covering such Shares has been declared effective by the SEC and such Shares have been disposed of pursuant to such effective registration statement, (ii) such Shares have been sold in compliance with all of the applicable conditions of Rule 144, (iii) such shares are eligible to be sold pursuant to Rule 144(k), or (iv) such Shares have otherwise been transferred, the Company has delivered a new certificate or certificates for such Shares not bearing the legend required pursuant to this Agreement and such Shares may be resold without registration under the Securities Act.

         "Registration Expenses" means (i) all SEC, stock exchange or NASDAQ registration and filing fees, (ii) fees and expenses of compliance with securities or blue sky laws (including reasonable fees and disbursements of counsel in connection with blue sky qualifications of the Shares), (iii) printing expenses, (iv) internal expenses of the Company (including without limitation all salaries and expenses of its officers and employees performing legal or accounting duties), (v) reasonable fees and disbursements of counsel for the Company and customary fees and expenses for independent certified public accountants retained by the Company (including any costs associated with the delivery by independent certified public accountants of a comfort letter or letters requested pursuant to Section 5.4(h) hereof), (vi) the reasonable fees and expenses of any special experts retained by the Company in connection with such registration, (vii) reasonable fees and expenses of no more than one counsel for all of the Selling Shareholders, (viii) fees payable to the National Association of Securities Dealers, Inc and (ix) fees and disbursements of underwriters customarily paid by issuers or sellers of securities in firm-commitment
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                                                                     D R A F T




underwritings; provided, however, that the term "Registration Expenses" shall not include any (w) underwriting or brokerage fees, discounts or commissions,
(x) transfer taxes, (y) out-of-pocket expenses of the Selling Shareholders (or of the agents who manage their accounts) or (z) any fees and expenses of underwriters' counsel (other than pursuant to clause (ii) of this paragraph); provided, further, that the counsel for the Selling Shareholders contemplated by clause (vii) of this definition shall be selected by the Selling Shareholders beneficially owning a majority of the Shares to be sold for the account of all Selling Shareholders, but in any event shall be reasonably acceptable to the Company.

         "registration statement" means a registration statement under the Securities Act.

         "Rule 144" means Rule 144 (or any successor provision) under the Securities Act.

         "SEC" means the Securities and Exchange Commission.

         "Securities Act" means the Securities Act of 1933, as amended.

         "Selling Shareholders" means, with respect to any registration of Registrable Stock under the Securities Act, the Shareholders who exercise their rights under Sections 5.1(a), 5.1(b) or 5.2 of this Agreement to have Registrable Stock included in such registration.

         "Senior Management Allotment" means, subject to adjustment from time to time pursuant to Section 7.1, (i) with respect to calendar year 1998, 215,000 shares of Common Stock; (ii) with respect to calendar year 1999, 360,000 shares of Common Stock minus the number of shares of Common Stock transferred by Horst
W. Schroeder or Timothy S. Webster, as the case may be, in 1998; and (iii) with respect to calendar year 2000, 490,000 shares of Common Stock minus the aggregate number of shares of Common Stock transferred by Horst W. Schroeder or Timothy S. Webster, as the case may be, in 1998 and 1999.

         "Shareholder" means each Person (other than the Company) who shall be a party to this Agreement, whether in connection with the execution and delivery hereof as of the date hereof, pursuant to Section 7.4 or otherwise, so long as such Person shall beneficially own any Shares.

         "Shares" means, with respect to a Shareholder, all shares of Common Stock held by such Shareholder, whether acquired before, on or after the date of this Agreement. In the event of a stock dividend or distribution, or any change in the Common Stock by reason of any stock dividend, split-up, recapitalization, combination, conversion, exchange of shares or the like, the term "Shares" shall from and after the record date for such dividend, distribution, split-up, recapitalization, combination, conversion, exchange or the like, also include any and all such stock dividends and distributions and any and all shares into which or for which any or all of the Shares may be changed or exchanged.


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                                                                     D R A F T




         "Subsidiary" means any entity of which securities or other ownership interests having ordinary voting power to elect a majority of the board of directors or other Persons performing similar functions are at the time directly or indirectly owned by a company.

         "Third Party" means a prospective purchaser of Shares in an arm's-length transaction from a Shareholder where such purchaser is not a Permitted Transferee (other than a Permitted Transferee as defined clause (i) of the definition of Permitted Transferee) of such Shareholder.

         "transfer" has the meaning set forth in Section 3.1(a) of this Agreement.

         "Underwritten Offering" means a firm-commitment underwritten public offering of Registrable Stock pursuant to an effective registration statement.


                                    ARTICLE 2
                              CORPORATE GOVERNANCE

         2.1 Composition of the Board. (a) MSLEF II or MSCP (as shall be determined by MSLEF II and MSCP in their sole discretion) shall be entitled to designate one Director nominee to the Board (the current nominee is Lawrence B. Sorrel) for as long as the MS Shareholders shall beneficially own any of the outstanding Common Stock.

         (b) The remaining Directors shall be nominated in the manner provided for in the Bylaws; provided that at least two of such Directors shall be independent Directors within the meaning of the rules promulgated by the national securities exchange or national market system on which the Common Stock is then listed or traded.

         (c) Each Shareholder then entitled to vote for the election of Directors agrees (i) to vote at any special or annual meeting of the shareholders of the Company at which Directors are to be elected or (ii) to execute a written consent, as the case may be, so as to ensure that the Board consists of the Director nominees designated in accordance with this Section 2.1.

         2.2 Removal. Each Shareholder agrees that, if, at any time, it is then entitled to vote for the removal of Directors, it: (a) will not vote any of its Shares in favor of the removal of any Director who shall have been designated or nominated pursuant to Section 2.1 unless such removal shall be for Cause (as defined below) or the Persons entitled to designate or nominate such Director shall have consented to such removal in writing; and (b) will, upon the written request of an Person entitled to designate a Director pursuant to Section 2.1 hereof, take such action by vote or consent as may be necessary to remove or replace such Director. Removal for "Cause" shall mean removal of a Director because of such Director's (v) willful and continued failure to substantially perform his duties with the Company in his position as a director, (w) willful conduct which is significantly injurious to the Company and its Subsidiaries taken as a whole, monetarily


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
                                                                     D R A F T

or otherwise, (x) conviction for, or guilty plea to, a felony or a crime involving moral turpitude, (y) abuse of illegal drugs or other controlled substances or habitual intoxication, or (z) willful breach of this Agreement. Upon the written request of any Person entitled to designate a Director nominee pursuant to Section 2.1 hereof, each Shareholder shall vote, or execute a written consent, to remove or replace such Director.

         2.3 Vacancies. (a) If, as a result of death, disability, retirement, resignation, removal (with or without Cause) or otherwise, there shall exist or occur any vacancy of the Board,

                  (i) the Person entitled to designate the nomination of such Director whose death, disability, retirement, resignation or removal resulted in such vacancy may designate another individual nominee (the "Nominee") to be appointed by the Board to fill such capacity and serve as a Director; and

                  (ii) in the case of a vacancy on the Board, each Shareholder then entitled to vote for the election of the Nominee as a Director agrees that it will vote its shares, or execute a written consent, as the case may be, in order to ensure that the Nominee be elected to the Board.

         (b) Any vacancy on the Board resulting from the termination of the right of a Shareholder to designate a Director nominee, pursuant to Section 2.1 hereof, shall be filled in the manner set forth in the Bylaws.

         2.4 Meeting. The Board shall hold a regularly scheduled meeting at least once every calendar quarter.

         2.5 Action by Board. (a) A quorum of the Board shall consist of a majority of the Directors. All actions of the Board shall require the affirmative vote of at least a majority of the Directors at a duly convened meeting of the Board at which a quorum is present or the unanimous written consent of the Board; provided that, in the event there is a vacancy on the Board and an individual has been nominated to fill such vacancy, the first order of business shall be to fill such vacancy.

         2.6 Conflicting Charter or Bylaw Provisions. Each Shareholder shall vote its Shares, and shall take all other actions necessary, to ensure that the Company's Certificate of Incorporation and Bylaws facilitate and do not at any time conflict with any provision of this Agreement.



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                                                                     D R A F T




                                    ARTICLE 3
                            RESTRICTIONS ON TRANSFER

         3.1 General. (a) No Management Shareholder, directly or indirectly, shall offer, sell, assign, transfer, grant a participation in, pledge or otherwise dispose of any Shares (or solicit any offers to buy or otherwise acquire, or to take a pledge of any Shares) (collectively "transfer"), except as permitted by Sections 3.3, 5.1(b)(ii) or 5.2(a), of this Agreement (subject to Sections 3.1(b), 3.1(c) and 3.1(d)) and in compliance with the Securities Act, applicable state and foreign securities laws and the Company's policies.

         (b) No transfer by a Management Shareholder permitted under this
Article 3 may knowingly be made to any Person who, based on information supplied to such Management Shareholder by the Company or otherwise known to such Management Shareholder, is an Adverse Person (or an Affiliate of an Adverse Person) or would, together with the Affiliates of such Person, beneficially own in excess of 10% of the outstanding Common Stock immediately after giving effect to such transfer.

         (c) Notwithstanding anything herein to the contrary, the aggregate number of shares of Common Stock transferred by each of Horst W. Schroeder or Timothy S. Webster during any calendar year pursuant to Section 3.3 may not exceed the Senior Management Allotment applicable to such calendar year. The provisions of this Article 3 will terminate on January 1, 2001, unless earlier terminated as provided in Article 7.

         (d) Notwithstanding anything herein to the contrary, the aggregate number of shares of Common Stock transferred by a Management Shareholder (other than Horst W. Schroeder or Timothy S. Webster) during any calendar year may not exceed the greater of (the "Management Shareholder Allotment"): (i) number of options granted to the Management Shareholder that vest or become exercisable in that calendar year; or (ii) 10 percent of the total of the Shares currently held by such Management Shareholder plus currently vested or exercisable options or other Awards granted to such Management Shareholder; provided, however, that the Chairman and/or the Chief Executive Officer may, in their sole discretion, prohibit transfers to a Permitted Transferee pursuant to clause (i) of the definition of Permitted Transferee. To the extent any Management Shareholder has not transferred his Management Shareholder Allotment in any calendar year that could have been transferred pursuant to this Section 3.1(d), such Management Shareholder shall be able to transfer in future calendar years such Shares plus any additional Shares that become available for transfer pursuant to this
Section 3.1(d). Notwithstanding the above, in determining the Management Shareholder Allotment, such amount shall be reduced by the number of Shares transferred by such Management Shareholder to his Permitted Transferees unless otherwise specified by the Board in the exercise of its discretion pursuant to clause (v) of the definition of Permitted Transferee.


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                                                                     D R A F T




         3.2 Legend on Share Certificates. (a) In addition to any other legend that may be required by applicable law, each certificate for Shares that is issued to any Management Shareholder shall bear a legend in substantially the following form:

                  "THIS SECURITY IS SUBJECT TO CERTAIN RESTRICTIONS ON TRANSFER AS SET FORTH IN THE SECOND AMENDED AND RESTATED SHAREHOLDERS AGREEMENT DATED AS OF APRIL 7, 1998, COPIES OF WHICH MAY BE OBTAINED UPON REQUEST FROM AMERICAN ITALIAN PASTA COMPANY OR ANY SUCCESSOR THERETO."

         (b) If any shares of Common Stock cease to be subject to any restrictions on transfer set forth in this Agreement, the Company shall, upon the written request of the holder thereof, issue to such holder a new certificate evidencing such shares without the legend required by Section 3.2(a) endorsed thereon.

         3.3 Permitted Transferees. Any Management Shareholder may, subject to Sections 3.1(b), 3.1(c) and 3.1(d), at any time transfer any or all of his Shares to any one or more of his Permitted Transferees without the consent of the Board or any other Shareholder or group of Shareholders and, except as provided in Section 7.4, without such Permitted Transferee being required to have agreed in writing to be subject to the terms of this Agreement (unless required by the Board in the exercise of its sole discretion pursuant to clause (v) of the definition of Permitted Transferee).

         Notwithstanding anything to the contrary in this Section 3.3, no Management Shareholder may transfer pursuant to this Section 3.3 a total number of Shares when combined with the Shares transferred by such Management Shareholder pursuant to Section 3.1 is greater than the Senior Management Allotment or cumulatively available Management Shareholder Allotment, as the case may be.

         3.4 Improper Transfer. Any attempt to sell, assign, transfer, grant a participation in, pledge or otherwise dispose of any Shares not in compliance with this Agreement shall be null and void and neither the Company nor any transfer agent shall give any effect in the Company's stock records to such attempted sale, assignment, transfer, grant of a participation in, pledge or other disposition.



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                                                                     D R A F T




                                    ARTICLE 4
                                 NOTICE OF SALE

         For so long as either MSLEF II or any of the MSCP Funds or Citicorp owns 5% or more of the outstanding Common Stock (on a Fully Diluted basis), such Shareholder shall notify the Company if such Shareholder negotiates with a Third Party in a private transaction a bona fide offer to purchase all of the Shares beneficially owned by such Shareholder for cash and such Shareholder intends to pursue a transfer of such Shares to such Third Party.


                                    ARTICLE 5
                               REGISTRATION RIGHTS

         5.1 Demand Registration. (a) At any time after December 31, 1998, upon the written request of Citicorp to the effect that the Company effect the registration under the Securities Act of such Registrable Stock, and specifying the intended method of disposition thereof, the Company will promptly give written notice of such requested registration to all other Shareholders, and thereupon will use all commercially reasonable efforts to effect, as expeditiously as possible, the registration under the Securities Act of:

                  (i) the Registrable Stock which the Company has been so requested to register by Citicorp, and

                  (ii) all other Registrable Stock which the Company has been requested to register by any other Shareholder by written request received by the Company within 10 Business Days after the giving of such written notice by the Company (which request shall specify the intended method of disposition of such Registrable Stock), all to the extent necessary to permit the disposition (in accordance with the intended methods thereof as aforesaid) of the Registrable Stock so to be registered; provided that

                  (x) the Company shall not be obligated to file a registration statement relating to a registration request under this Section 5.1(a):
         (A) six months after the effective date of any other registration statement filed pursuant to Section 5.1(a) or Section 5.1(b) or in connection with an acquisition by the Company of another company (or the financing thereof) and (B) unless the aggregate fair market value of the Registrable Stock which the Company has been so requested to register by the Selling Shareholders constitutes, as of the date of the Company's receipt of the last of such timely requests, at least $15 million (based on the closing price of the Common Stock on such date);

                  (y) with respect to any registration statement filed, or to be filed, pursuant to this Section 5.1(a), if the Company shall furnish to the Selling Shareholders a certified

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


                                                                    D R A F T

         resolution of the Board stating that in the Board's good faith judgment it would (because of the existence of, or in anticipation of, any acquisition or financing activity, or the unavailability for reasons beyond the Company's control of any required financial statements, or any other event or condition of similar significance to the Company) be significantly disadvantageous (a "Disadvantageous Condition") to the Company or its shareholders for such a registration statement to be maintained effective, or to be filed and become effective, and setting forth the general reasons for such judgment, the Company shall be entitled to cause the Selling Shareholders to discontinue the use of such registration statement or, in the event no registration statement has yet been filed, shall be entitled not to file any such registration statement, until such Disadvantageous Condition no longer exists (notice of which the Company shall promptly deliver to the Selling Shareholders) and upon receipt of any such notice of a Disadvantageous Condition such Selling Shareholders will forthwith discontinue use of the prospectus contained in such registration statement and, if so directed by the Company, each such Selling Shareholder will deliver to the Company all copies, other than permanent file copies then in such Selling Shareholder's possession, of the prospectus then covering such Registrable Stock current at the time of receipt of such notice, and, in the event no registration statement has yet been filed, all drafts of the prospectus covering such Registrable Stock; provided, however, that the Company shall not be entitled to invoke a Disadvantageous Condition pursuant to this Section 5.1(a) more than twice during any calendar year; the duration of any single Disadvantageous Condition shall not exceed 90 days; the aggregate duration of all such Disadvantageous Conditions shall not exceed 180 days during any calendar year; and at least 90 days shall elapse between the termination of a Disadvantageous Condition and the invocation of a subsequent Disadvantageous Condition by the Company; and

                  (z) subject to Section 5.1(g) hereof, the Company shall not be obligated to effect more than one registration pursuant to this Section 5.1(a).

Promptly after the expiration of the 10-Business Day period referred to in
Section 5.1(a)(ii) hereof, the Company will notify all the Selling Shareholders to be included in the registration of the other Selling Shareholders and the number of shares of Registrable Stock requested to be included therein. Citicorp may, at any time (A) prior to the filing the registration statement relating to such registration, or (B) after filing but prior to the effective date of such registration statement, revoke such request, without liability to the Company or any of the other Selling Shareholders, by providing a written notice to the Company revoking such request, provided that the Company shall be deemed to have satisfied its obligations in respect of one registration for purposes of clause
(z) above. In the event that the Company shall give any notice of the withdrawal of a registration statement contemplated by clause (y) above, the Company shall at such time as it in good faith deems appropriate file a new registration statement covering the Registrable Stock that was covered by such withdrawn registration statement, and such registration statement shall be maintained effective for such time as may be necessary so that the period of effectiveness of such new registration statement, when aggregated with the period during which such initial registration

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


                                                                D R A F T

statement was effective, shall be such time as may be otherwise required by
Section 5.1(d) or 5.5 of this Agreement. Notwithstanding anything contained in this Agreement to the contrary, nothing herein shall be construed as requiring the Company to register any of its securities other than Common Stock.

         (b) Upon the written request of MS Shareholders owning not less than 60% of the Registrable Stock then owned by the MS Shareholders to the effect that the Company effect the registration under the Securities Act of such Registrable Stock, and specifying the intended method of disposition thereof, the Company will promptly give written notice of such requested registration to all other Shareholders, and thereupon will use all commercially reasonable efforts to effect, as expeditiously as possible, the registration under the Securities Act of:

                  (i) the Registrable Stock which the Company has been so requested to register by the MS Selling Shareholders; and

                  (ii) all other Registrable Stock which the Company has been requested to register by any other Shareholder by written request received by the Company within 10 Business Days after the giving of such written notice by the Company (which request shall specify the intended method of disposition of such Registrable Stock), all to the extent necessary to permit the disposition (in accordance with the intended methods thereof as aforesaid) of the Registrable Stock so to be registered; provided that

                  (x) the Company shall not be obligated to file a registration statement relating to a registration request under this Section 5.1(b):
         (A) within a period of six months after the effective date of any other registration statement filed pursuant to Section 5.1(a) or (b) hereof and (B) unless the Registrable Stock which the Company has been so requested to register by the MS Selling Shareholders constitutes at such time at least 15 percent (on a Fully Diluted basis) of the Registrable Stock owned by the MS Shareholders.

                  (y) with respect to any registration statement filed, or to be filed, pursuant to this Section 5.1(b), if the Company shall furnish to the MS Selling Shareholders a certified resolution of the Board stating that in the Board's good faith judgment it would result in a Disadvantageous Condition to the Company or its shareholders for such a registration statement to be maintained effective, or to be filed and become effective, and setting forth the general reasons for such judgment, the Company shall be entitled to cause the Selling Shareholders to discontinue the use of such registration statement, or, in the event no registration statement has yet been filed, shall be entitled not to file any such registration statement, until such Disadvantageous Condition no longer exists (notice of which the Company shall promptly deliver to the Selling Shareholders) and upon receipt of any such notice of a Disadvantageous Condition such Selling Shareholders will forthwith discontinue

                                                                      D R A F T

         use of the prospectus contained in such registration statement and, if so directed by the Company, each such Selling Shareholder will deliver to the Company all copies, other than permanent file copies then in such Selling Shareholder's possession, of the prospectus then covering such Registrable Stock current at the time of receipt of such notice, and, in the event no registration statement has yet been filed, all drafts of the prospectus covering such Registrable Stock; provided, however, that the Company shall not be entitled to invoke declare a Disadvantageous Condition pursuant to this Section 5.1(b) more than twice during any calendar year; the duration of any single Disadvantageous Condition shall not exceed 90 days; the aggregate duration of all such Disadvantageous Conditions shall not exceed 180 days during any calendar year; and at least 90 days shall elapse between the termination of a Disadvantageous Condition and the invocation of a subsequent Disadvantageous Condition by the Company; and

                  (z) subject to Section 5.1(h) hereof, the Company shall not be obligated to effect more than one registration pursuant to this
         Section 5.1(b).

Promptly after the expiration of the 10-Business Day period referred to in
Section 5.1(b)(ii) hereof, the Company will notify all the Selling Shareholders to be included in the registration of the other Selling Shareholders and the number of shares of Registrable Stock requested to be included therein. The MS Selling Shareholders owning a majority of the Registrable Stock requested to be registered by all MS Selling Shareholders pursuant to this Section 5.1(b) may, at any time prior to the filing of, or after the filing but prior to the effective date of, the registration statement relating to such registration, revoke such request, without liability to the Company or any of the other Selling Shareholders, by providing a written notice to the Company revoking such request, but the Company shall be deemed to have satisfied its obligations in respect of one registration for purposes of clause (z) above. In the event that the Company shall give any notice of the withdrawal of a registration statement contemplated by clause (y) above, the Company shall at such time as it in good faith deems appropriate file a new registration statement covering the Registrable Stock that was covered by such withdrawn registration statement, and such registration statement shall be maintained effective for such time as may be necessary so that the period of effectiveness of such new registration statement, when aggregated with the period during which such initial registration statement was effective, shall be such time as may be otherwise required by Section 5.1(d) or 5.5 of this Agreement. Notwithstanding anything contained in this Agreement to the contrary, nothing herein shall be construed as requiring the Company to register any of its securities other than Common Stock.

         (c) The Company will pay all Registration Expenses in connection with any registration which is requested pursuant to this Section 5.1.

                                                                     D R A F T

         (d) A registration requested pursuant to this Section 5.1 shall not be deemed to have been effected unless the registration statement relating thereto
(i) has become effective under the Securities Act and (ii) has remained effective for a period of at least 120 days or such shorter period in which all Registrable Stock of the Selling Shareholders and their respective Permitted Transferees included in such registration have actually been sold thereunder; provided that if any effective registration statement requested pursuant to this
Section 5.1 is discontinued in connection with a Disadvantageous Condition, such registration statement shall not be counted as a registration requested for purposes of Section 5.1 hereof; and provided, further, that if after any registration statement requested pursuant to this Section 5.1 becomes effective both (i) such registration statement is interfered with by any stop order, injunction or other order or requirement of the SEC or other governmental agency or court solely due to the actions or omissions to act of the Company and (ii) less than 75% of the Registrable Stock included in such registration has been sold thereunder, such shall not be counted as a registration requested pursuant to Section 5.1 hereof.

         (e) If any requested registration pursuant to this Section 5.1 is in the form of an Underwritten Offering, the Selling Shareholders owning a majority of the Registrable Stock included in such registration shall have the right to select the managing underwriter or underwriters of such Underwritten Offering; provided that (i) any such managing underwriter may be an Affiliate of a Shareholder and (ii) such managing underwriter or underwriters shall be reasonably acceptable to the Company. The Company may require the offering pursuant to any registration requested pursuant to Section 5.1 to be in the form of an Underwritten Offering. In that event, all Registrable Stock to be registered in such registration shall be registered for sale only in such Underwritten Offering.

         (f) If the managing underwriter of an Underwritten Offering requested pursuant to Section 5.1(a) or (b) shall advise the Company that, in its view, the number of shares of Common Stock requested to be included in such registration (including shares requested to be included pursuant to clause (i) or (ii) of Section 5.1(a) or (b) and shares which the Company requests to be included which are not Registrable Stock) exceeds the largest number of shares of Common Stock which can be sold without having an adverse effect on such Underwritten Offering, including the price at which such shares can be sold (the "Maximum Offering Size"), the Company will include in such registration, in the priority listed below, up to the Maximum Offering Size:

                  (i) first, all Registrable Stock requested to be included in such registration pursuant to Section 5.1, pro rata among the Selling Shareholders requesting such inclusion on the basis of the relative number of Shares owned by them, and

                  (ii) second, any Common Stock proposed to be registered by the Company for its own account, and

                  (iii) third, any other Common Stock.

                                                                       D R A F T

         (g) If Registrable Stock representing at least 75% of the number of Shares requested to be registered by Citicorp is not included in any registration requested pursuant to Section 5.1(a) (other than by reason of a cancellation of such request), then Citicorp may request that the Company effect an additional registration under the Securities Act of all or part of the Citicorp's Registrable Stock in accordance with the provisions of this Section
5.1 and the Company shall pay the Registration Expenses in connection with such additional registration.

         (h) If Registrable Stock representing at least 50% of the number of Shares requested to be registered by the MS Selling Shareholders is not included in any registration requested pursuant to Section 5.1(b) (other than by reason of a cancellation of such request), then the MS Selling Shareholders may request that the Company effect an additional registration under the Securities Act of all or part of the MS Selling Shareholders' Registrable Stock in accordance with the provisions of this Section 5.1 and the Company shall pay the Registration Expenses in connection with such additional registration.

         5.2 Incidental Registration. (a) If the Company proposes to register any of its Common Stock under the Securities Act (other than a registration (A) on Form S-8 or S-4 or any successor or similar forms, (B) relating to Common Stock issuable upon exercise of employee or director stock options or in connection with any employee or director benefit or similar plan of the Company,
(C) in connection with a direct or indirect acquisition by the Company of another company or the financing of such acquisition, or (D) pursuant to Section
5.1 hereof), whether or not for sale for its own account, in a manner which would permit registration of Registrable Stock for sale to the public under the Securities Act it will each such time, subject to the provisions of Section 5.2(b) hereof, give prompt written notice to the Shareholders of its intention to do so and of such Shareholders' rights under this Section 5.2, at least 20 days prior to the anticipated filing date of the registration statement relating to such registration. Any such notice shall offer each Shareholder the opportunity to include in such registration statement such number of shares of Registrable Stock as each such Shareholder may request (an "Incidental Registration"). Upon the written request of any such Shareholder made within ten days after the receipt of notice from the Company (which request shall specify the number of shares of Registrable Stock intended to be disposed of by such Shareholder), the Company will use all commercially reasonable efforts to effect the registration under the Securities Act of all Registrable Stock which the Company has been so requested to register by the Shareholders, to the extent requisite to permit the disposition of the Registrable Stock so to be registered; provided that (i) if such registration involves an Underwritten Offering, all Shareholders requesting to be included in the Company's registration must sell their Registrable Stock to the underwriters selected by the Company on the same terms and conditions as apply to the Company and (ii) if, at any time after giving written notice of its intention to register any stock pursuant to this Section 5.2(a) and prior to the effective date of the registration statement filed in connection with such registration, the Company shall determine for any reason not to register such stock, the Company shall give written notice to all Shareholders and, thereupon, shall be relieved of its obligation to register any Registrable Stock in connection with such registration (without prejudice, however, to rights of Shareholders under Section 5.1

                                                                       D R A F T

hereof). No registration effected under this Section 5.2 shall relieve the Company of its obligations to effect a registration upon request to the extent required by Section 5.1 hereof. The Company will pay all Registration Expenses in connection with each registration of Registrable Stock requested pursuant to this Section 5.2.

         (b) If a registration pursuant to this Section 5.2 involves an Underwritten Offering and the managing underwriter advises the Company that, in its view, the number of shares of Common Stock which the Company, the Shareholders and any other Persons intend to include in such registration exceeds the Maximum Offering Size, the Company will include in such registration, in the following priority, up to the Maximum Offering Size:

                  (i) first, if the registration was initiated by the Company for the sale of Common Stock for its own account, any such Common Stock,

                  (ii) second, all (x) Registrable Stock requested to be included in such registration by any Shareholders that have rights pursuant to Section 5.2 hereof and (y) all Common Stock requested to be included in such registration by any other shareholders that hold demand registration rights, pro rata among such Shareholders and other shareholders on the basis of the relative number of shares of Registrable Stock or Common Stock, respectively, owned by them,

                  (iii) third, all Common Stock held by other shareholders of the Company who exercise "piggyback" registration rights in connection with such registration, pro rata among such shareholders on the basis of the relative number of shares of Common Stock owned by them, and

                  (iv) fourth, any other Common Stock.

         5.3 Holdback Agreements. (a) Upon the request of the underwriters of any Underwritten Offering, each Shareholder agrees not to effect any public sale or distribution, including any sale pursuant to Rule 144, or any successor provision, under the Securities Act, of any Registrable Stock, and not to effect any such public sale or distribution of any other Common Stock of the Company or of any security convertible into or exchangeable or exercisable for any Common Stock of the Company (in each case, other than as part of such Underwritten Offering) during the seven-day period prior to, and during the 180-day period which begins on, the effective date of such registration statement (except as part of such registration), provided that this Section 5.3 shall not be applicable to any Shareholder until two Business Days after such Shareholder has received written notice of the anticipated or actual beginning of the seven-day period referred to above.

         (b) The Company agrees, if so requested by the managing underwriters of an Underwritten Offering of Registrable Stock pursuant to Section 5.1, not to effect any public sale or distribution of any Common

                                                                       D R A F T

Stock or securities convertible into or exchangeable or exercisable for Common Stock during the seven-day period prior to and the 180-day period after the effective date of any registration statement with respect to such Underwritten Offering, except as part of such Underwritten Offering or except in connection with any dividend reinvestment, stock option, stock purchase or other benefit plan, or an acquisition, merger or exchange offer (or the financing thereof).

         5.4 Registration Procedures--General. Whenever Shareholders request that any Registrable Stock be registered pursuant to Section 5.1 or 5.2 hereof, the Company will do each of the following:

         (a) The Company will, if requested, prior to filing a registration statement or prospectus or any amendment or supplement thereto, furnish to each Selling Shareholder and each underwriter, if any, of the Registrable Stock covered by such registration statement copies of such registration statement as proposed to be filed, and thereafter the Company will furnish to such Selling Shareholder and underwriter, if any, such number of copies of such registration statement, each amendment and supplement thereto (in each case including all exhibits thereto and documents incorporated by reference in this Agreement), the prospectus included in such registration statement (including each preliminary prospectus) and such other documents as such Selling Shareholder or underwriter may reasonably request in order to facilitate the disposition of the Registrable Stock owned by such Selling Shareholder.

         (b) The Company will promptly notify each Selling Shareholder of any stop order issued or threatened by the SEC and take all reasonable actions required to prevent the entry of such stop order or to remove it if entered.

         (c) The Company will use all commercially reasonable efforts to (i) register or qualify the Registrable Stock under such other securities or blue sky laws of such jurisdictions in the United States as any Selling Shareholder reasonably (in light of such Selling Shareholder's intended plan of distribution) requests and (ii) cause such Registrable Stock to be registered with or approved by such other governmental agencies or authorities as may be necessary by virtue of the business and operations of the Company and do any and all other acts and things that may be reasonably necessary or advisable to enable such Selling Shareholder to consummate the disposition of the Registrable Stock owned by such Selling Shareholder; provided that the Company will not be required to (A) qualify generally to do business in any jurisdiction where it would not otherwise be required to qualify but for this paragraph (c), (B) subject itself to taxation in any such jurisdiction or (C) consent to general service of process in any such jurisdiction.

         (d) The Company will immediately notify each Selling Shareholder, at any time when a prospectus relating thereto is required to be delivered under the Securities Act, of the occurrence of an event requiring the preparation of a supplement or amendment to such prospectus so that, as thereafter delivered to the purchasers of such Registrable Stock, such prospectus will not contain an untrue statement of a material fact or omit to state any material fact required to be

                                                                       D R A F T

stated therein or necessary to make the statements therein not misleading and promptly prepare and make available to each Selling Shareholder any such supplement or amendment.

         (e) Upon the execution of confidentiality agreements in form and substance satisfactory to the Company, the Company will make available for inspection by any Selling Shareholder, any managing underwriter participating in any Underwritten Offering and any attorney, accountant or other professional retained by any such Selling Shareholder or managing underwriter (collectively, the "Inspectors"), all financial and other records, pertinent corporate documents and properties of the Company (collectively, the "Records") as shall be reasonably necessary to enable them to exercise their due diligence responsibility, and cause the Company's officers, Directors and employees to supply all information reasonably requested by any Inspectors in connection with such registration statement. Records which the Company determines, in good faith, to be confidential and which it notifies the Inspectors are confidential shall not be disclosed by the Inspectors unless (i) the disclosure of such Records is necessary to avoid or correct a misstatement or omission in such registration statement or (ii) the release of such Records is ordered pursuant to a subpoena or other order from a court of competent jurisdiction. Each Selling Shareholder agrees that information obtained by it as a result of such inspections shall be deemed confidential and shall not be used by it as the basis for any market transactions in the securities of the Company or its Affiliates unless and until such is made generally available to the public. Each Selling Shareholder further agrees that it will, upon learning that disclosure of such Records is sought in a court of competent jurisdiction, give notice to the Company and allow the Company, at its expense, to undertake appropriate action to prevent disclosure of the Records deemed confidential.

         (f) The Company will otherwise use all commercially reasonable efforts to comply with all applicable rules and regulations of the SEC, and make available to its securityholders, as soon as reasonably practicable, an earnings statement covering a period of 12 months, beginning within three months after the effective date of the registration statement, which earnings statement shall satisfy the provisions of Section 11(a) of the Securities Act.

         (g) The Company will use its best efforts to list such shares of Registrable Stock on each securities exchange on which the Common Stock is then listed, if such shares of Registrable Stock are not already so listed and if such listing is then permitted under the rules of such exchange, and will provide a transfer agent and registrar for such Registrable Securities not later than the effective date of such registration statement.

         (h) The Company will, in connection with any Underwritten Offering, furnish to each Selling Shareholder and to each underwriter, if any, a signed counterpart, addressed to such underwriter, of (i) an opinion or opinions of counsel to the Company and (ii) a comfort letter or comfort letters from the Company's independent public accountants, each in customary form and covering such matters of the type customarily covered by opinions or comfort letters, as the case may be, as the Selling Shareholders owning a majority of the Registrable Stock to be included in such registration or the managing underwriter therefor reasonably requests.

                                                                       D R A F T


         (i) The Company will prepare and file with the SEC such amendments (including post-effective amendments) and supplements to such registration statement and the prospectus used in connection therewith as may be necessary to keep such registration statement effective and to comply with the provisions of the Securities Act with respect to the disposition of all Registrable Stock covered by such registration statement until the end of the period specified in
Section 5.1(d) or 5.5 hereof, as applicable.

         The Company may require each Selling Shareholder to promptly furnish in writing to the Company such information regarding the distribution of the Registrable Stock as the Company may from time to time reasonably request and such other information as may be required by law or rule or regulation of the SEC in connection with such registration.

         Each Selling Shareholder agrees that, upon receipt of any notice from the Company of the happening of any event of the kind described in Section 5.4(d) hereof, such Selling Shareholder will forthwith discontinue disposition of Registrable Stock pursuant to the registration statement covering such Registrable Stock until such Selling Shareholder's receipt of the copies of the supplemented or amended prospectus contemplated by Section 5.4(d) hereof, and, if so directed by the Company, such Selling Shareholder will deliver to the Company all copies, other than any permanent file copies then in such Selling Shareholder's possession, of the most recent prospectus covering such Registrable Stock at the time of receipt of such notice. In the event that the Company shall give such notice, the Company shall extend the period during which such registration statement shall be maintained effective by the number of days during the period from and including the date of the giving of notice pursuant to Section 5.4(d) hereof to the date when the Company shall make available to the Selling Shareholders a prospectus supplemented or amended to conform with the requirements of Section 5.4(d) hereof.

         5.5 Registration Procedures--Demand. Whenever Shareholders request that any Registrable Stock be registered pursuant to Section 5.1 hereof, the Company will, subject to the provisions of such Section, use all commercially reasonable efforts to effect the registration of such Registrable Stock in accordance with the intended method of disposition thereof as quickly as practicable, and in connection with any such request, as expeditiously as possible, prepare and file with the SEC a registration statement on any form for which the Company then qualifies or which counsel for the Company shall deem appropriate and which form shall be available for the sale of the Registrable Stock to be registered thereunder in accordance with the intended method of distribution thereof, and use all commercially reasonable efforts to cause such filed registration statement to become and remain effective for a period of not less than 120 days.

         5.6 Indemnification by the Company. The Company agrees to indemnify and hold harmless each Selling Shareholder, each officer, director, limited or general partner (together with each officer, director or partner thereof), agent or investment adviser of such Selling Shareholder, and each Person, if any, who controls such Selling Shareholder within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act from and against any and all Losses caused

                                                                       D R A F T


by any untrue statement or alleged untrue statement of a material fact contained in any registration statement or prospectus relating to the Registrable Stock (as amended or supplemented if the Company shall have furnished any amendments or supplements thereto) or any preliminary prospectus, or caused by any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, except insofar as such Losses are caused by any such untrue statement or omission or alleged untrue statement or omission based upon information furnished in writing to the Company by such Selling Shareholder or on such Selling Shareholder's behalf expressly for use therein; provided that with respect to any untrue statement or omission or alleged untrue statement or omission made in any preliminary prospectus, or in any prospectus, as the case may be, the indemnity agreement contained in this paragraph shall not apply to the extent that any such Loss results from the fact that a current copy of the prospectus (if amended or supplemented, as so amended or supplemented) was not sent or given to the Person asserting any such Loss at or prior to the written confirmation of the sale of the Registrable Stock to such Person if it is determined that the Company has provided such prospectus to such Selling Shareholder and it was the responsibility of such Selling Shareholder to provide such Person with a current copy of the prospectus (or such amended or supplemented prospectus, as the case may be) and such current copy of the prospectus (or such amended or supplemented prospectus, as the case may be) would have cured the defect giving rise to such Loss. The Company also agrees to indemnify each underwriter of the Registrable Stock, its officers, directors and partners and each Person who controls such underwriter on substantially the same basis as that of the indemnification of the Selling Shareholders provided in this Section 5.6.

         5.7 Indemnification by Selling Shareholders. Each Selling Shareholder owning Registrable Stock included in any registration statement agrees, severally but not jointly, to indemnify and hold harmless the Company, its officers, Directors and agents and each Person, if any, who controls the Company within the meaning of either Section 15 of the Securities Act or Section 20 of the Exchange Act to the same extent as the foregoing indemnity from the Company to such Shareholder, but only (i) with respect to information furnished in writing by such Shareholder or on such Shareholder's behalf expressly for use in any registration statement or prospectus relating to the Registrable Stock, or any amendment or supplement thereto, or any preliminary prospectus or (ii) to the extent that any Loss described in Section 5.6 results from the fact that a current copy of the prospectus (if amended or supplemented, as so amended or supplemented) was not sent or given to the Person asserting any such Loss at or prior to the written confirmation of the sale of the Registrable Stock concerned to such Person if it is determined that it was the responsibility of such Shareholder to provide such Person with a current copy of the prospectus (or such amended or supplemented prospectus, as the case may be) and such current copy of the prospectus (or such amended or supplemented prospectus, as the case may be) would have cured the defect giving rise to such Loss. Each such Selling Shareholder also agrees to indemnify and hold harmless each underwriter of the Registrable Stock, each of their respective officers, directors and partners and each Person who controls any such underwriter on substantially the same basis as that of the indemnification of the Company provided in this Section

                                                                       D R A F T

5.7. As a condition to including Registrable Stock in any registration statement filed in accordance with Article 5 hereof, the Company may require that it shall have received an undertaking reasonably satisfactory to it from any underwriter to indemnify and hold it harmless to the extent customarily provided by underwriters with respect to similar securities.

         5.8 Conduct of Indemnification Proceedings. In case any action or proceeding (including any governmental investigation) shall be instituted involving any Person in respect of which indemnity may be sought pursuant to
Section 5.6 or 5.7, such Person (an "Indemnified Party") shall promptly notify the Person against whom such indemnity may be sought (the "Indemnifying Party") in writing and the Indemnifying Party shall assume the defense thereof, including the employment of counsel reasonably satisfactory to such Indemnified Party, and shall assume the payment of all fees and expenses; provided that the failure of any Indemnified Party so to notify the Indemnifying Party shall not relieve the Indemnifying Party of its obligations hereunder except to the extent that the Indemnifying Party is materially prejudiced by such failure to notify. In any such action or proceeding, any Indemnified Party shall have the right to retain its own counsel, but the fees and expenses of such counsel shall be at the expense of such Indemnified Party unless (i) the Indemnifying Party and the Indemnified Party shall have mutually agreed to the retention of such counsel or
(ii) in the reasonable judgment of such Indemnified Party representation of both parties by the same counsel would be inappropriate due to actual or potential differing interests between them. It is understood that the Indemnifying Party shall not, in connection with any action or proceeding or related actions or proceedings in the same jurisdiction, be liable for the reasonable fees and expenses of more than one separate firm of attorneys (in addition to any local counsel) at any time for all such Indemnified Parties, and that all such fees and expenses shall be reimbursed as they are incurred. In the case of any such separate firm for the Indemnified Parties, such firm shall be designated in writing by the Indemnified Parties. The Indemnifying Party shall not be liable for any settlement of any action proceeding effected without its written consent, but if settled with such consent, or if there be a final judgment for the plaintiff, the Indemnifying Party shall indemnify and hold harmless such Indemnified Parties from and against any Loss (to the extent stated above) by reason of such settlement or judgment. No Indemnifying Party shall, without the prior written consent of the Indemnified Party, effect any settlement of any pending or threatened action or proceeding in respect of which any Indemnified Party is or could have been a party and indemnity could have been sought hereunder by such Indemnified Party, unless such settlement includes an unconditional release of such Indemnified Party from all liability arising out of such action or proceeding.

         5.9 Contribution. If the indemnification provided for in this Article 5 is unavailable to the Indemnified Parties in respect of any Losses referred to in this Agreement, then each such Indemnifying Party, in lieu of indemnifying such Indemnified Party, shall contribute to the amount paid or payable by such Indemnified Party as a result of such Losses, (i) as between the Company and the Selling Shareholders owning Registrable Stock covered by a registration statement on the one hand and the underwriters on the other, in such proportion as is appropriate to reflect the relative benefits received by the Company and such Shareholders on the one hand and the

                                                                       D R A F T

underwriters on the other, from the offering of the Registrable Stock, or if such allocation is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits but also the relative fault of the Company and such Shareholders on the one hand and of the underwriters on the other in connection with the statements or omissions which resulted in such Losses, as well as any other relevant equitable considerations and (ii) as between the Company on the one hand and each such Shareholder on the other, in such proportion as is appropriate to reflect the relative fault of the Company and of each such Shareholder in connection with such statements or omissions, as well as any other relevant equitable considerations. The relative benefits received by the Company and such Shareholders on the one hand and the underwriters on the other shall be deemed to be in the same proportion as the total proceeds from the offering (net of underwriting discounts and commissions but before deducting expenses) received by the Company and such Shareholders bear to the total underwriting discounts and commissions received by the underwriters, in each case as set forth in the table on the cover page of the prospectus. The relative fault of the Company and each such Selling Shareholders, on the one hand, and of the underwriters, on the other, shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company and such Selling Shareholder or by the underwriters. The relative fault of the Company on the one hand and of each such Shareholder on the other shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by such party, and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.

         The Company and the Shareholders agree that it would not be just and equitable if contribution pursuant to this Section 5.9 were determined by pro rata allocation (even if the underwriters were treated as one entity for such purpose) or by any other method of allocation which does not take account of the equitable considerations referred to in the immediately preceding paragraph. The amount paid or payable by an Indemnified Party as a result of the Losses referred to in the immediately preceding paragraph shall be deemed to include, subject to the limitations set forth above, any legal or other expenses reasonably incurred by such Indemnified Party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this
Section 5.9, no underwriter shall be required to contribute any amount in excess of the amount by which the total price at which the Registrable Stock underwritten by it and distributed to the public were offered to the public exceeds the amount of any damages which such underwriter has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission, and no Shareholder shall be required to contribute any amount in excess of the amount by which the total price at which the Registrable Stock of such Shareholder were offered to the public exceeds the amount of any damages which such Shareholder has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No Person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from

                                                                       D R A F T

any Person who was not guilty of such fraudulent misrepresentation. Each Shareholder's obligation to contribute pursuant to this Section 5.9, if any, is several in the proportion that the proceeds of the offering received by such Shareholder bears to the total proceeds of the offering received by all the Shareholders and not joint.

         5.10 Participation in Underwritten Offering. No Person may participate in any Underwritten Offering hereunder unless such Person (a) agrees to sell such Person's securities on the basis provided in any underwriting arrangements approved by the Persons entitled hereunder to approve such arrangements and (b) completes and executes all questionnaires, powers of attorney, indemnities, underwriting agreements and other documents reasonably required under the terms of such underwriting arrangements and this Agreement.

         5.11 No Inconsistent Agreements. From and after the date of this Agreement, the Company will not enter into, or cause or permit any of its Subsidiaries to enter into, any agreement which is inconsistent with the rights granted to the Shareholders in this Agreement or otherwise conflicts with the provisions hereof.


                                    ARTICLE 6
                                 CONFIDENTIALITY

         The confidentiality provisions set forth in Article 6 of the Amended Original Agreement continue to be applicable.


                                    ARTICLE 7
                                  MISCELLANEOUS

         7.1 Adjustments. In the event that any shares of Common Stock are changed into or exchanged for a different number or kind of shares or other securities of the Company or of another company by reason of merger, consolidation, other reorganization, recapitalization or reclassification, or in the event of any combination of shares, stock split or stock dividend, then the number and kind of shares of Common Stock subject to any provision of this Agreement shall be adjusted appropriately so that the Company and Shareholders will retain substantially the same rights and obligations as existed prior to such change.

         7.2 Entire Agreement. This Agreement constitutes the entire agreement among the parties hereto and supersedes all prior agreements and understandings, oral and written, among the parties hereto with respect to the subject matter hereof.

         7.3 Binding Effect; Benefit. This Agreement shall inure to the benefit of and be binding upon the parties hereto and their respective heirs, successors, legal representatives and

                                                                       D R A F T

permitted assigns. Nothing in this Agreement, expressed or implied, is intended to confer on any Person other than the parties hereto, and their respective heirs, successors, legal representatives and permitted assigns, any rights, remedies, obligations or liabilities under or by reason of this Agreement.

         7.4 Assignability. (a) This Agreement may not be assigned by a party hereto to any Person; provided that: (i) any Person who is required by the terms of this Agreement to become a party by Article II hereof, and any Permitted Transferee of a Management Shareholder described in clause (i)(c) and clause (ii) of the definition of "Permitted Transferee" shall execute and deliver to the Company an agreement to be bound hereby in form and substance reasonably satisfactory to the Company and shall thenceforth be a Shareholder, and (ii) any MS Shareholder may assign its rights hereunder to a MS Permitted Transferee of such MS Shareholder in connection with the acquisition of shares by such MS Permitted Transferee. The transferring
MS Shareholder shall promptly notify the Company after any such assignment of the Person to whom this Agreement was assigned in whole or in part.

         7.5 Amendment; Waiver. (a) No provision of this Agreement may be waived except by an instrument in writing executed by the party against whom the waiver is to be effective. No provision of Article 5 may be amended or otherwise modified except by an instrument in writing executed by the Company with the approval of the Board and Shareholders who own at least 80% of the Registrable Stock then outstanding and in compliance with Section 7.5(b) or (c), if applicable. No other provision of this Agreement may be amended or otherwise modified except by an instrument in writing executed by the Company with the approval of (i) the Board (in the case of an amendment the sole effect of which is to add one or more Persons as parties to this Agreement) or (ii) the Board and Shareholders who own at least two-thirds of the Shares then outstanding (in the case of any other amendment or modification) and in compliance with Section 7.5(b) or (c), if applicable.

         (b) In addition, no provision of this Agreement that is specifically applicable to any MS Shareholder may be amended or otherwise modified or terminated except with the consent of such MS Shareholder.

                                                                       D R A F T

         (c) None of the following provisions of this Agreement may be amended or modified in any manner which adversely affects the Shareholders indicated below without the consent of such Shareholder:

                  (i)  Citicorp:  the definition of "Citicorp";

                  (ii) Horst W. Schroeder: the definition of "Senior Management Allotment;" Section 3.1(c); or the definition of "Permitted Transferee" as such term applies to such Person;

                  (iii) Timothy S. Webster: the definition of "Senior Management Allotment;" Section 3.1(c); or the definition of "Permitted Transferree" as such term applies to such Person; and

                  (vi) Management Shareholders (other than Horst W. Schroeder and Timothy S. Webster): the definition of "Management Shareholders Allotment;" Section 3.1(d); or the definition of "Permitted Transferree" as such term applies to such Person.

         7.6 Notices. All notices and other communications given or made pursuant hereto or pursuant to any other agreement among the parties, unless otherwise specified, shall be in writing and shall be deemed to have been duly given or made if (i) sent by fax, (ii) delivered personally, (iii) sent by registered or certified mail (postage prepaid, return receipt requested) or (iv) sent by nationally-recognized courier service guaranteeing overnight delivery to the parties at the fax number or address set forth on Exhibit A hereto or at such other addresses as shall be furnished by the parties by like notice, and such notice or communication shall be deemed to have been given or made upon receipt. Any Person who becomes a Shareholder shall provide its address and fax number to the Company, which shall promptly provide such information to each other Shareholder.

         7.7 Headings. The headings contained in this Agreement are for convenience only and shall not affect the meaning or interpretation of this Agreement.

         7.8 Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original and all of which together shall be deemed to be one and the same instrument.

         7.9 Applicable Law. THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF DELAWARE, WITHOUT REGARD TO THE CONFLICTS OF LAW RULES OF SUCH STATE.

         7.10 Specific Enforcement. Each of the Company and the Shareholders agrees that money damages would not be a sufficient remedy for any breach of this Agreement by the

                                                                       D R A F T

Company or such Shareholder, as applicable, and that, in addition to all other remedies which may be available, the Shareholders (in the event of a breach by the Company) or the Company (in the event of a breach by a Shareholder) shall be entitled to specific performance and injunctive or other equitable relief as a remedy for any such breach.

         7.11 No Waiver. No failure or delay by the Company or any Shareholder in exercising any right, power or privilege hereunder shall operate as a waiver thereof, nor shall any single or partial exercise thereof preclude any other or further exercise thereof or the exercise of any right, power or privilege hereunder.

         7.12 Consent to Jurisdiction. Each party hereto irrevocably submits to the non-exclusive jurisdiction of any State or Federal court sitting in Delaware over any suit, action or proceeding arising out of or relating to this Agreement and waives, to the fullest extent permitted by law, any objection it may now or hereafter have to the laying of venue of any such suit, action or proceeding brought in any such court and any claim that any such suit, action or proceeding brought in such a court has been brought in any inconvenient forum.

         7.13 Effective Date. This Agreement shall become immediately following the Offering Closing. Until such time, the Amended Original Agreement shall continue in full force and effect until the Offering Closing; provided, however, the confidentiality provisions of Article 6 of the Amended Original Agreement shall continue in force as provided herein.

         7.14 Release of Certain Shareholders. The following Persons are no longer subject to this Agreement except for obligations arising prior to the effective date of this Agreement or subsequent to such date as a result of such Persons receiving shares of Common Stock from a Shareholder with the condition of becoming a party to this Agreement again:

         William T. Webster, as Custodian for William T. Webster, Jr. Under the Missouri Uniform Transfers to Minors Law;

         William T. Webster, as Custodian for Aubrey A. Webster, Jr. Under the Missouri Uniform Transfers to Minors Law;

         William T. Webster, as Custodian for Samuel Timothy Webster Under the Missouri Uniform Transfers to Minors Law;

         William T. Webster;

         Julie D. Webster;

         Anna Catherine Webster;

         Ernest Jack Webster, Jr.;

                                                                       D R A F T

         Phillip A. Dibble;

         Phyllis Kruse Dibble; and

         Daniel Keller.

Such Persons hereby acknowledge they no longer subject to the terms and conditions and no longer have the rights and privileges of the Amended Original Agreement.

         7.15 Termination. This Agreement or the provisions hereof shall terminate as follows, except as otherwise agreed.

         (a) As to any Management Shareholder, upon his death, Disability or termination of employment.

         (b) As to Article 3, upon a Change of Control of the Company. For purposes of this paragraph (b), "Change of Control" shall mean: (a) the consummation of a reorganization, merger or consolidation or sale or other disposition of substantially all of the assets of the Company; or (b) the acquisition by any Person or group (within the meaning of Section 13(d)-5 of the Exchange Act) of Control of the Company. "Control" shall mean beneficial ownership of: (i) more than twenty percent of the combined voting power of the Company's then outstanding voting securities entitled to vote generally in the election of directors or managers; or (ii) a level of voting power sufficient to give such acquiring Person the ability to: (A) materially influence, through corporate governance or similar exercise of authority, rights of ownership or contract rights, the management or policies of the Company; or (B) elect a majority of the Directors of the Company.

         (c) Any Shareholder who ceases to own, directly or indirectly, beneficially or of record, any Shares shall cease to be bound by the terms of this Agreement.

         IN WITNESS WHEREOF, the parties hereto have duly executed this Agreement in their individual capacity or caused it to be duly executed by their respective authorized signatories thereunto duly authorized as of the day and year first above written.

                         [SIGNATURE PAGES]

                         [EXHIBIT A - ADDRESS FOR NOTICE
                         (NO CHANGE OTHER THAN KELLER AND EVANS)]

                                                                       D R A F T

                                   AMERICAN ITALIAN PASTA COMPANY


                                   By:
                                      ----------------------------------
                                         Timothy S. Webster
                                         President and Chief Executive Officer

                                   THE MORGAN STANLEY LEVERAGED EQUITY FUND
                                   II, L.P.

                                   BY:   MORGAN STANLEY LEVERAGED EQUITY
                                         FUND II, INC., AS GENERAL PARTNER


                                   By:
                                      ----------------------------------

                                   Its:
                                       ---------------------------------



                                   MORGAN STANLEY CAPITAL PARTNERS III, L.P.

                                   BY:    MSCP III, L.P., AS GENERAL PARTNER

                                   BY:    MORGAN STANLEY CAPITAL PARTNERS III,
                                          INC., AS GENERAL PARTNER


                                   By:
                                      ----------------------------------

                                   Its:
                                        --------------------------------


                                   MSCP III 892 INVESTORS, L.P.

                                   BY:    MSCP III, L.P., AS GENERAL PARTNER

                                   BY:    MORGAN STANLEY CAPITAL PARTNERS III,
                                          INC. AS GENERAL PARTNER


                                   By:
                                      ----------------------------------

                                   Its:
                                       ----------------------------------

                                                                       D R A F T

                               MORGAN STANLEY CAPITAL INVESTORS, L.P.

                               By:    MSCP III, L.P., as General Partner

                               By: Morgan Stanley Capital Partners III, Inc., as General Partner


                               By:
                                  ---------------------------------------------
                               Its:
                                   --------------------------------------------

                               GEORGE K. BAUM GROUP, INC.


                               By:
                                  ---------------------------------------------
                               Its:
                                   --------------------------------------------

                               AMERICAN ITALIAN PASTA COMPANY
                               RETIREMENT SAVINGS PLAN
                               By:    George K. Baum Trust Company, as Trustee


                               By:
                                  ---------------------------------------------
                               Its:
                                   --------------------------------------------

                               GEORGE K. BAUM CAPITAL PARTNERS, L.P.


                               By:
                                  ---------------------------------------------
                                   Ben D. Trevathan, Managing Director


                               GEORGE K. BAUM EMPLOYEE EQUITY FUND, L.P.


                               By:
                                  ---------------------------------------------
                                   Ben D. Trevathan, Managing Director

                                                                       D R A F T

                               CITICORP VENTURE CAPITAL, LTD.


                               By:
                                  ---------------------------------------------
                               Its:
                                   --------------------------------------------

                               CCT III PARTNERS, L.P.

                               By:  CCT III CORPORATION,
                                      as General Partner

                               By:
                                  ---------------------------------------------
                               Its:
                                   --------------------------------------------

                               -------------------------------------------------
                               Horst W. Schroeder


                               HORST W. SCHROEDER, TRUSTEE OF THE LIVING
                               TRUST OF HORST W. SCHROEDER, DATED MAY 24,
                               1985, OR SUCCESSOR TRUSTEE


                               By:
                                  ---------------------------------------------
                                      Horst W. Schroeder, Trustee


                               ------------------------------------------------
                               Isabel A. Lange


                               ------------------------------------------------
                               Bernd H. Schroeder


                               ------------------------------------------------
                               Gisela I. Schroeder, Trustee of the Living Trust of Gisela I. Schroeder U/T/I Dated May 24, 1985

                                                                       D R A F T

                                     WILLIAM T. WEBSTER, AS CUSTODIAN FOR
                                     WILLIAM T. WEBSTER, JR. UNDER THE MISSOURI
                                     UNIFORM TRANSFERS TO MINORS LAW


                                     By:
                                        ----------------------------------------
                                         Timothy S. Webster, Attorney-in-Fact


                                     WILLIAM T. WEBSTER, AS CUSTODIAN FOR
                                     AUBREY A. WEBSTER, JR. UNDER THE MISSOURI
                                     UNIFORM TRANSFERS TO MINORS LAW


                                     By:
                                        ----------------------------------------
                                         Timothy S. Webster, Attorney-in-Fact


                                     WILLIAM T. WEBSTER, AS CUSTODIAN FOR
                                     SAMUEL TIMOTHY WEBSTER UNDER THE
                                     MISSOURI UNIFORM TRANSFERS TO MINORS LAW

                                     By:
                                        ----------------------------------------
                                         Timothy S. Webster, Attorney-in-Fact


                                     KRISTEN D. WEBSTER AND JAMES A. HEETER, CO-
                                     TRUSTEES UNDER THE TIMOTHY S. WEBSTER
                                     FAMILY GIFT TRUST OF 1996, DATED
                                     SEPTEMBER 27, 1996


                                     By:
                                        ----------------------------------------
                                         Timothy S. Webster, Attorney-in-Fact


                                     WILLIAM T. WEBSTER


                                     By:
                                        ----------------------------------------
                                         Timothy S. Webster, Attorney-in-Fact

                                                                       D R A F T

                                     JULIE D. WEBSTER


                                     By:
                                        ----------------------------------------
                                        Timothy S. Webster, Attorney-in-Fact


                                     ANNA CATHERINE WEBSTER


                                     By:
                                        ----------------------------------------
                                        Timothy S. Webster, Attorney-in-Fact


                                     ERNEST JACK WEBSTER, JR.


                                     By:
                                        ----------------------------------------
                                        Timothy S. Webster, Attorney-in-Fact


                                     PHILLIP A. DIBBLE


                                     By:
                                        ----------------------------------------
                                        Timothy S. Webster, Attorney-in-Fact


                                     PHYLLIS KRUSE DIBBLE


                                     By:
                                        ----------------------------------------
                                        Timothy S. Webster, Attorney-in-Fact


                                     -------------------------------------------
                                     Timothy S. Webster

                                                                       D R A F T


                                     THOMPSON HOLDINGS, L.P.

                                     By:    THOMPSON HOLDINGS, INC.,
                                            as General Partner


                                     By:
                                        ----------------------------------------
                                        Richard C. Thompson, President


                                     -------------------------------------------
                                     Richard C. Thompson


                                     -------------------------------------------
                                     Jerry Dear


                                     -------------------------------------------
                                     Daniel Keller


                                     -------------------------------------------
                                     Mike Willhoite


                                     -------------------------------------------
                                     David E. Watson


                                     -------------------------------------------
                                     Darrel Bailey


                                     -------------------------------------------
                                     Norman F. Abreo


                                     -------------------------------------------
                                     David B. Potter


                                     -------------------------------------------
                                     Robert Evans

                                                                       D R A F T
                                     JSS MANAGEMENT COMPANY LTD.


                                     By:
                                     -------------------------------------------
                                     Its:
                                         ---------------------------------------

                                     -------------------------------------------
                                     James A. Schlindwein


                                     -------------------------------------------
                                     Suzanne S. Schlindwein

                                                                       D R A F T

                                    EXHIBIT A


American Italian Pasta Company
1000 Italian Way
Excelsior Springs, Missouri 64024
Attention:  Timothy S. Webster
Fax:  (816) 637-8358

with a copy to:

         Sonnenschein Nath & Rosenthal
         4520 Main Street, Suite 1100
         Kansas City, Missouri 64111
         Attention:  James A. Heeter, Esq.
         Fax:  (816) 932-4452

The Morgan Stanley Leveraged Equity Fund II, L.P.
Morgan Stanley Capital Partners III, L.P.
MSCP III 892 Investors, L.P.
Morgan Stanley Capital Investors, L.P.
c/o  Morgan Stanley Capital Partners
Attention:  Lawrence B. Sorrel
1221 Avenue of the Americas
New York, New York 10020
Facsimile No. (212) 762-7951

with a copy to:

         Davis Polk & Wardwell
         450 Lexington Avenue
         New York, New York  10017
         Attention:  Carole Schiffman, Esq.
         Fax:  (212) 450-4800

                                                            D R A F T

Thompson Holdings, L.P.
c/o  Richard C. Thompson
2200 S. Ocean Lane, Apt. 1410
Ft. Lauderdale, Florida  33316
Fax:  (954) 767-6046

with a copy to:

         Dufford & Brown, P.C.
         1700 Broadway
         Suite 1700
         Denver, Colorado 80290-1701
         Attn:  Edward D. White, Esq.
         Fax:  (303) 832-3804

Citicorp Venture Capital, Ltd.
CCT III Partners, L.P.
399 Park Avenue - 14th Floor
New York, New York 10043
Attention:  David Y. Howe
Fax: (212) 888-2940

Horst W. Schroeder, Trustee of the Living Trust of Horst W. Schroeder, U/T/A 5/24/85
Bernd H. Schroeder
Isabel A. Lange
c/o  Horst W. Schroeder
31 Battery Road
Hilton Head, South Carolina 29928
Facsimile No. (803) 671-4832

                                                                 D R A F T


Timothy S. Webster
William T. Webster, as Custodian for William T. Webster, Jr.
William T. Webster, as Custodian for Aubrey A. Webster, Jr.
Kristen D. Webster and James A. Heeter, Co-Trustees Under the Timothy S. Webster
  Family Gift Trust of 1996, Dated September 27, 1996
William T. Webster
Julie D. Webster
Anna Catherine Webster
Ernest Jack Webster, Jr.
Phillip A. Dibble
Phyllis Kruse Dibble
c/o Timothy S. Webster
American Italian Pasta Company
1000 Italian Way
Excelsior Springs, Missouri 64024
Facsimile No. (816) 502-6090

with a copy to:

         James M. Ash, Esq.
         Blackwell Sanders Weary Matheny & Lombardi L.C.
         Suite 1100
         Two Pershing Square, 2300 Main Street
         Kansas City, Missouri  64108
         Facsimile No. (816) 983-8080

Daniel Keller
14 Dodge Place
Grosse Pointe, Michigan 48230

Norman F. Abreo
Darrel Bailey
Jerry Dear
David B. Potter
David E. Watson
Mike Willhoite
Robert Evans
c/o  American Italian Pasta Company
1000 Italian Way
Excelsior Springs, Missouri 64024
Facsimile No. (816) 502-6090

James A. Schlindwein
9165 Briar Forest
Houston, Texas 77024

                                                               D R A F T



Facsimile No. (713) 789-1557

Suzanne S. Schlindwein
JSS Management Company, Ltd.
c/o  James A. Schlindwein
9165 Briar Forest
Houston, Texas 77024-7222
Facsimile No. (713) 789-1557

George K. Baum Group, Inc.
George K. Baum Capital Partners, L.P.
George K. Baum Employee Equity Fund, L.P.
Excelsior Investors, L.L.C.
c/o  Mr. Jonathan Baum
George K. Baum Merchant Banc, LLC
120 West 12th Street
Suite 800
Kansas City, Missouri 64105

The American Italian Pasta Company Retirement Savings Plan
c/o  George K. Baum Trust Company
Attn: David Black
120 West 12th Street
Suite 800
Kansas City, Missouri 64105